Axos Q4 Fiscal 2025 Earnings Supplement NYSE: AXJuly 30, 2025

2 Loan Growth by Category $ Millions SF Warehouse Lending Multifamily Small Balance Commercial Jumbo Mortgage Asset-Based and Cash Flow Lending Lender Finance Non-RE Capital Call Facilities Auto Unsecured/OD Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Loans Inc (Mar)Q3 FY25Q4 FY25 $ 89$ 3,697$ 3,786 111498609 (330)2,0591,729 (69)1,2811,212 3425,3715,713 2399851,224 482,5192,567 3162,3172,633 411,5551,596 30400430 64652 —11 $ 823$ 20,729$ 21,552 Lender Finance RE CRE Specialty Other Auto & Consumer

3 Diversified Deposit Gathering Approximately 90% of deposits are FDIC-insured or collateralized Deposit balances as of June 30, 2025 Note 1: Excludes approximately $450 million of off-balance sheet deposits › Serves approximately 40% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship › Software allows servicing of SEC receivers and non-chapter 7 cases › Full service digital banking, wealth management, and securities trading › White-label banking › Business banking with simple suite of cash management services › 1031 exchange firms › Title and escrow companies › HOA and property management › Business management and entertainment › Broker-dealer client cash › Broker-dealer reserve accounts › Full service treasury/cash management › Team enhancements and geographic expansion › Bank and securities cross-sell Fiduciary Services $1.1B Consumer Direct $11.6B Specialty Deposits $2.2B Distribution Partners $0.4B Axos Securities1 $1.0B Small Business Banking $0.6B Commercial & Treasury Management $3.9B Diversified Deposit Gathering Business Lines

4 Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Reserve (UCL) ($ in millions) ACL + UCL ACL + UCL (9.0)

5 Allowance for Credit Losses (ACL) by Loan Category as of June 30, 2025 $ Millions ACL %1ACLLoan Balance 0.3%$ 12$ 4,395 0.9%262,941 1.6%1146,937 1.8%1226,796 3.3%16483 1.3%$ 290$ 21,552 Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Auto & Consumer Loans Note 1: ACL % is based on gross unpaid principal balance

6 Credit Quality ($ millions) %Non-Accrual LoansLoans O/SJune 30, 2025 1.00%$ 44$ 4,395Single Family-Mortgage & Warehouse 1.12332,941Multifamily and Commercial Mortgage 0.42296,937Commercial Real Estate 0.91626,796Commercial & Industrial - Non-RE 0.412483Auto & Consumer 0.79%$ 170$ 21,552Total %Non-Accrual LoansLoans O/SMarch 31, 2025 1.05%$ 44$ 4,195Single Family-Mortgage & Warehouse 1.02343,341Multifamily and Commercial Mortgage 0.53346,356Commercial Real Estate 1.11716,390Commercial & Industrial - Non-RE 0.452447Auto & Consumer 0.89%$ 185$ 20,729Total %Non-Accrual LoansLoans O/SJune 30, 2024 1.10%$ 46$ 4,179Single Family-Mortgage & Warehouse 0.91353,862Multifamily and Commercial Mortgage 0.43266,089Commercial Real Estate 0.0845,241Commercial & Industrial - Non-RE 0.472432Auto & Consumer 0.57%$ 113$ 19,803Total

AXOS FINANCIAL, INC.
SELECTED FINANCIAL INFORMATION
(Unaudited – dollars in thousands)

	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Selected Balance Sheet Data:					
Total assets	$ 24,783,078	$ 23,981,154	$ 23,709,422	$ 23,569,084	$ 22,855,334
Loans—net of allowance for credit losses	21,049,610	20,193,630	19,486,727	19,280,609	19,231,385
Loans held for sale, carried at fair value	10,012	15,644	25,436	14,566	16,482
Allowance for credit losses	290,049	279,950	270,605	263,854	260,542
Securities—trading	649	346	241	594	353
Securities—available-for-sale	66,008	79,958	97,848	137,996	141,611
Securities borrowed	139,396	91,915	114,672	84,326	67,212
Customer, broker-dealer and clearing receivables	252,720	300,907	298,887	262,774	240,028
Total deposits	20,829,543	20,136,714	19,934,904	19,973,329	19,359,217
Advances from the FHLB	60,000	60,000	60,000	90,000	90,000
Borrowings, subordinated notes and debentures	312,671	377,427	358,692	313,519	325,679
Securities loaned	139,426	111,094	135,258	95,883	74,177
Customer, broker-dealer and clearing payables	350,606	314,399	309,593	315,985	301,127
Total stockholders' equity	$ 2,680,677	$ 2,603,900	$ 2,521,962	$ 2,405,728	$ 2,290,596
Common shares outstanding at end of period	56,483,617	56,865,524	57,097,632	57,092,216	56,894,565
Common shares issued at end of period	71,101,642	70,813,637	70,571,332	70,562,333	70,221,632
Per Common Share Data:					
Book value per common share	$ 47.46	$ 45.79	$ 44.17	$ 42.14	$ 40.26
Tangible book value per common share (Non-GAAP)[1]	$ 44.60	$ 42.91	$ 41.27	$ 39.22	$ 37.26
Capital Ratios:					
Equity to assets at end of period	10.82 %	10.86 %	10.64 %	10.21 %	10.02 %
Axos Financial, Inc.:					
Tier 1 leverage (to adjusted average assets)	10.72 %	10.45 %	10.02 %	9.78 %	9.43 %
Common equity tier 1 capital (to risk-weighted assets)	12.51 %	12.39 %	12.42 %	12.44 %	12.01 %
Tier 1 capital (to risk-weighted assets)	12.51 %	12.39 %	12.42 %	12.44 %	12.01 %
Total capital (to risk-weighted assets)	15.39 %	15.21 %	15.23 %	15.29 %	14.84 %
Axos Bank:					
Tier 1 leverage (to adjusted average assets)	10.24 %	10.14 %	9.85 %	9.82 %	9.74 %
Common equity tier 1 capital (to risk-weighted assets)	12.45 %	12.31 %	12.67 %	12.87 %	12.74 %
Tier 1 capital (to risk-weighted assets)	12.45 %	12.31 %	12.67 %	12.87 %	12.74 %
Total capital (to risk-weighted assets)	13.74 %	13.49 %	13.86 %	14.06 %	13.81 %
Axos Clearing LLC:					
Net capital	$ 86,996	$ 79,264	$ 83,932	$ 85,292	$ 101,462
Excess capital	$ 81,834	$ 73,172	$ 78,282	$ 80,081	$ 96,654
Net capital as a percentage of aggregate debit items	33.71 %	26.02 %	29.71 %	32.73 %	42.21 %
Net capital in excess of 5% aggregate debit items	$ 74,091	$ 64,035	$ 69,805	$ 72,264	$ 89,442

7

AXOS FINANCIAL, INC.
SELECTED FINANCIAL INFORMATION
(Unaudited – dollars in thousands)

	At or For The Three Months Ended				
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Selected Income Statement Data:					
Interest and dividend income	$ 442,413	$ 432,722	$ 456,068	$ 484,262	$ 453,428
Interest expense	162,252	157,258	175,969	192,214	193,366
Net interest income	280,161	275,464	280,099	292,048	260,062
Provision for credit losses	14,997	14,500	12,248	14,000	6,000
Net interest income, after provision for credit losses	265,164	260,964	267,851	278,048	254,062
Non-interest income	41,285	33,373	27,799	28,609	30,861
Non-interest expense	150,652	146,261	145,320	147,465	140,535
Income before income taxes	155,797	148,076	150,330	159,192	144,388
Income taxes	45,122	42,870	45,643	46,852	39,516
Net income	$ 110,675	$ 105,206	$ 104,687	$ 112,340	$ 104,872
Weighted average number of common shares outstanding:					
Basic	56,392,620	57,029,078	57,094,153	56,934,671	56,938,405
Diluted	57,558,280	58,174,696	58,226,006	58,168,468	58,164,623
Per Common Share Data:					
Net income:					
Basic	$ 1.96	$ 1.84	$ 1.83	$ 1.97	$ 1.84
Diluted	$ 1.92	$ 1.81	$ 1.80	$ 1.93	$ 1.80
Adjusted earnings per common share (Non-GAAP)[1]	$ 1.94	$ 1.81	$ 1.82	$ 1.96	$ 1.83
Performance Ratios and Other Data:					
Growth in loans held for investment, net	$ 855,980	$ 706,903	$ 206,118	$ 49,224	$ 497,930
Loan originations for sale	42,487	20,962	66,826	69,570	52,574
Return on average assets	1.85 %	1.77 %	1.74 %	1.92 %	1.81 %
Return on average common stockholders' equity	16.85 %	16.44 %	16.97 %	19.12 %	18.81 %
Interest rate spread[2]	3.97 %	3.91 %	3.91 %	4.13 %	3.63 %
Net interest margin[3]	4.84 %	4.78 %	4.83 %	5.17 %	4.65 %
Net interest margin[3] – Banking Business Segment	4.88 %	4.83 %	4.87 %	5.21 %	4.68 %
Efficiency ratio[4]	46.87 %	47.36 %	47.20 %	45.99 %	48.31 %
Efficiency ratio[4] – Banking Business Segment	40.94 %	41.53 %	40.95 %	39.83 %	41.39 %
Asset Quality Ratios:					
Net annualized charge-offs to average loans	0.16 %	0.09 %	0.10 %	0.17 %	0.05 %
Nonaccrual loans to total loans	0.79 %	0.89 %	1.26 %	0.89 %	0.57 %
Non-performing assets to total assets	0.71 %	0.79 %	1.06 %	0.75 %	0.51 %
Allowance for credit losses - loans to total loans held for investment	1.36 %	1.37 %	1.37 %	1.35 %	1.34 %
Allowance for credit losses - loans to non-performing loans[5]	170.23 %	151.28 %	107.58 %	149.32 %	229.84 %

1 *See "Use of Non-GAAP Financial Measures" herein.*
2 *Interest rate spread represents the difference between the annualized weighted average yield on interest-earning assets and the annualized weighted average rate paid on interest-bearing liabilities.*
3 *Net interest margin represents annualized net interest income as a percentage of average interest-earning assets.*
4 *Efficiency ratio represents non-interest expense as a percentage of the aggregate of net interest income and non-interest income.*
5 *The decrease in the Allowance for credit losses - loans to nonaccrual loans is primarily attributable to the change in nonaccrual loans.*

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Use of Non-GAAP Financial Measures

In addition to the results presented in accordance with GAAP, this earnings supplement includes non-GAAP financial measures such as adjusted earnings, adjusted earnings per diluted common share, and tangible book value per common share. Non-GAAP financial measures have inherent limitations, may not be comparable to similarly titled measures used by other companies and are not audited. Readers should be aware of these limitations and should be cautious as to their reliance on such measures. Although we believe the non-GAAP financial measures disclosed in this report enhance investors' understanding of our business and performance, these non-GAAP measures should not be considered in isolation, or as a substitute for GAAP basis financial measures.

We define "adjusted earnings", a non-GAAP financial measure, as net income without the after-tax impact of non-recurring acquisition-related costs and other costs (unusual or non-recurring charges). Adjusted earnings per diluted common share ("adjusted EPS"), a non-GAAP financial measure, is calculated by dividing non-GAAP adjusted earnings by the average number of diluted common shares outstanding during the period. We believe the non-GAAP measures of adjusted earnings and adjusted EPS provide useful information about the Company's operating performance. We believe excluding the non-recurring acquisition related costs and other costs (unusual or non-recurring) provides investors with an alternative understanding of Axos' core business.

Below is a reconciliation of net income, the nearest comparable GAAP measure, to adjusted earnings and adjusted EPS (Non-GAAP) for the periods shown:

(Dollars in thousands, except per share amounts)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Net income	$ 110,675	$ 105,206	$ 104,687	$ 112,340	$ 104,872
Acquisition-related costs	1,604	1,604	1,645	2,554	2,554
Other costs[1]		(1,879)	—	—	—
Income taxes	(465)	80	(503)	(752)	(699)
Adjusted earnings (non-GAAP)	$ 111,814	$ 105,011	$ 105,829	$ 114,142	$ 106,727
Average dilutive common shares outstanding	57,558,280	58,174,696	58,226,006	58,168,468	58,164,623
Diluted EPS	$ 1.92	$ 1.81	$ 1.80	$ 1.93	$ 1.80
Acquisition-related costs	0.03	0.03	0.03	0.04	0.04
Other costs[1]	—	(0.03)	—	—	—
Income taxes	(0.01)	—	(0.01)	(0.01)	(0.01)
Adjusted EPS (Non-GAAP)	$ 1.94	$ 1.81	$ 1.82	$ 1.96	$ 1.83

[1] *Other costs primarily reflects the payment of a legal judgment at an amount less than previously accrued.*

We define "tangible book value", a non-GAAP financial measure, as book value adjusted for goodwill and other intangible assets. Tangible book value is calculated using common stockholders' equity minus servicing rights, goodwill and other intangible assets. Tangible book value per common share, a non-GAAP financial measure, is calculated by dividing tangible book value by the common shares outstanding at the end of the period. We believe tangible book value per common share is useful in evaluating the Company's capital strength, financial condition, and ability to manage potential losses.

Below is a reconciliation of total stockholders' equity, the nearest comparable GAAP measure, to tangible book value per common share (non-GAAP) as of the dates indicated:

(Dollars in thousands, except per share amounts)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Common stockholders' equity	$ 2,680,677	$ 2,603,900	$ 2,521,962	$ 2,405,728	$ 2,290,596
Less: servicing rights, carried at fair value	27,218	27,585	28,045	27,335	28,924
Less: goodwill and intangible assets	134,502	135,966	137,570	139,215	141,769
Tangible common stockholders' equity (Non-GAAP)	$ 2,518,957	$ 2,440,349	$ 2,356,347	$ 2,239,178	$ 2,119,903
Common shares outstanding at end of period	56,483,617	56,865,524	57,097,632	57,092,216	56,894,565
Book value per common share	$ 47.46	$ 45.79	$ 44.17	$ 42.14	$ 40.26
Less: servicing rights, carried at fair value per common share	$ 0.48	$ 0.49	$ 0.49	$ 0.48	$ 0.51
Less: goodwill and other intangible assets per common share	$ 2.38	$ 2.39	$ 2.41	$ 2.44	$ 2.49
Tangible book value per common share (Non-GAAP)	$ 44.60	$ 42.91	$ 41.27	$ 39.22	$ 37.26

9

10 Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com Contact Information